Exhibit 10.1

                               LEASE AND AGREEMENT
                                     PART A

LEASE AND AGREEMENT made this 10th day of June 1991, by and between Executive Tower, Inc., (LANDLORD) with an address at 61 Spit Brook Road, Nashua, New Hampshire 03060 Critical Care Systems, Inc., (TENANT), with an address at 50 Washington Street, Westboro, MA 01581.

Landlord hereby leases to Tenant and Tenant hereby rents from Landlord, upon the terms and provisions of this Lease, certain premises (hereinafter the Leased Premises), containing the square footage set forth below and as further designated on Exhibit A attached hereto and located at 61 Spit Brook Road, Nashua, NH.

This lease is in two parts, Part A and Part B. All terms, provisions and conditions set forth in Part A incorporate and are further defined, supplemented by and elaborated on by Paragraphs 1 through 29 inclusive of Part B of this Lease.

1.    This is a Lease for: Professional Office Space

2.    Term: 60 months. Lease Year: 1991 to 1996.

3.    Commencement Date: The later of July 20, 1991 or upon issuance of
                         Certificate of Occupancy by Building Inspector.

4.    Expiration Date: 60 months from occupancy.

5.    (a)   Annual Base Rent: $12.00 per square foot of Gross Rentable Floor
            Area of Tenant's Space for a total of $53,748 per Lease Year. (See
            Part B, Paragraph 3.)

      (b)   Operating Expense Base: $* per square foot.

      (c)   Tax Base: $* per square foot.

      (d)   CPI Base Index: # N/A

6.    Initial Monthly Base Rent: $4479.00/month.

* The first lease year's costs are to be the bases above and will be reported to Tenant by Landlord when their amounts are known.

7.    Advance Rent: $4479.00 Date: ____Ck#____

8.    Gross Rentable area of Leased Premises: 4479 square feet.

9.    Permitted Uses: Professional Office Use.

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10.   Tenant's Public Liability and Property Damage Insurance Requirements:

      (a)   Injury or death of any one person $1,000,000 minimum coverage;

      (b)   Injury or death to more than one person $1,000,000 minimum coverage;

      (c)   Property damage $250,000 minimum coverage (see Paragraph 13 of Part
            B.)

11.   Utilities (check one as applicable):

      Cost of normal operations paid by:

                                                         Tenant         Landlord
            Suite Cleaning:                              X
            Electricity:                                 X
            Primary HVAC Water Source:                                   X

      Cost of maintenance and repair paid by:
            Electricity:                                                 X
            Light Bulbs:                                 X
            Primary HVAC Water Source:                                   X
            * Heat Pump:                                 X

      * Tenant to pay for routine maintenance and non-capital repair of heat pump located within the Premises but capital improvement and repair of it shall be Landlord's cost.

12.   Total Cost of Landlord's Original Fit-up construction:

      $__________ $__________ PSF

      Any subsequent fit-up required at Landlord's cost under Exhibit "Al," First Refusal, page 28 of this Lease will not exceed the same amount per applicable rentable square foot of area acquired by Tenant.

13.   Broker: Monks & Co., Inc./Meredith & Grew, Inc.

14.   Exhibits attached: Yes

      List: (A, A1, A2, A3, A4, C, D, Rider A)


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                                     PART B

      1. LEASED PREMISES. Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, upon the terms and provision of this Lease, the premises containing the square footage as set forth in Part A of this Lease (hereinafter referred to as the "Leased Premises", or "Demised Premises") designated on Exhibit "A" which is attached hereto and incorporated herein and located in the Building depicted on Exhibit B (hereinafter "Landlord's Premises" or the "Complex"), together with the right to the nonexclusive use in common with others entitled to use same of all such driveways, malls, courts, corridors, sidewalks and footways, loading facilities and such other common areas and facilities as may be designated by Landlord from time to time and as more fully set forth in and subject to the terms and conditions of this Lease and to such rules and regulations for the use thereof as may be prescribed from time to time by the Landlord in accordance with Paragraph 27 of this Lease.

      It is understood and agreed that Exhibit A is attached hereto to show the approximate size and location of the Leased Premises and for no other purpose. Tenant's occupancy of the Leased Premises constitutes a confirmation and acceptance of the Gross Rentable Floor Area of Tenant's Space as referenced in Part A above.

      "Gross Rentable Floor Area of Building" means the square footage of the usable area of the Building divided by a factor ("the Building Factor"), which shall be determined by Landlord, that will reflect Tenant's share of all expenses for common areas, including common support areas and common facilities areas.

      "Gross Rentable Floor Area of Tenant's Space" means, for Tenants with an entire floor, the square footage of the usable area of Tenant's space divided by the building Factor. For multi-tenant floors, "Gross Rentable Floor Area of Tenant's Space" means the square footage of the usable area of Tenant's space divided by the "Multi-Tenant Floor Factor" which is the Building Factor, minus for multi-tenant floors, an amount determined by Landlord that will reflect not only Tenant's share of all expenses for common areas, including common support areas and common facilities area, but also will reflect the extra corridors and other space required for each multi-tenant floor.

      2. TERM OF LEASE. (a) The term of this lease shall be as set forth in Part A of this Lease. The term shall commence on the Commencement Date.

      (b) If the Leased Premises are not ready for occupancy on the Commencement Date, in addition to the remedies provided for in Section 9, Tenant shall have no obligation to commence payment of Base Rent until Landlord gives Tenant notice as provided below. The Leased Premises shall be deemed to be ready for occupancy by Tenant on the date Landlord sends Tenant a notice from Landlord to the effect that Landlord has substantially completed all of Landlord's work described in Exhibit C which is attached hereto and incorporated herein, which notice shall be binding and conclusive upon Tenant in the absence of bad faith. "Substantially completed", as used in this paragraph, is defined to mean completed in such fashion as to enable Tenant to open business in the normal manner.


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

      (c) Prior to the commencement of the term, Tenant shall be permitted to install fixtures and other equipment, and do other work, provided, however, that such activities of Tenant shall not interfere with the normal conduct of business in the remainder of the Complex or other tenants in the Complex.

      3. BASE RENT. Tenant covenants and agrees to pay to Landlord c/o Barnstable Corporation, P.O. Box 9042, Waltham, MA 02254-9042, or at such other place as Landlord shall from time to time designate in writing, Base Rent for the Leased Premises in the amounts set forth in Part A of this Lease per calendar month as the same may be adjusted hereunder, and proportionately at such rate for any partial month. The Base Rent shall be paid monthly in advance on the first day of each and every calendar month during the term.

      4. INCREASE IN TAXES - ADDITIONAL RENT. Tenant shall pay annually its proportional share of any increase in annual real estate taxes assessed against the Complex over the Tax Base as set forth in of Part A of this Lease. Tenant's proportional share of said increase in taxes shall be due and payable 1/12 each month in advance as additional rent with the Base Rent, based on Landlord's good faith estimate of what total taxes will be, with a final adjustment to be made as soon as reasonably possible. The provisions of this paragraph are predicated upon the present applicable governmental system of taxation. If taxes upon rentals shall be substituted, in whole or in part, for the payment of ad valorem real estate taxes, then the same shall be substituted to such extent for present ad valorem real estate taxes. The foregoing shall generally apply to any system of taxation instituted which replaces the present method of taxation, in whole or in part.

      5. COMMON AREA. Landlord shall cause all common areas, including the parking facilities and sidewalks, and lighting thereof, to be maintained in good repair and clean condition at all times during the term of this Lease. Tenant may use on a nonexclusive basis any parking facilities which may from time to time be available and which Landlord designates in writing for the parking of motor vehicles of Tenant, its officers, agents, employees and customers while shopping in the Complex or visiting Tenant's offices as the case may be at Landlord's then applicable monthly or daily rate; but it is understood and agreed that Landlord shall have the right to designate from time to time and to change (including elimination of portions thereof at Landlord's sole discretion) from time to time, the location, size, shape and direction of common areas, parking facilities, sidewalks and traffic lanes so long as reasonable access is maintained to the Leased premises.

      6. INCREASE IN OPERATING EXPENSES - ADDITIONAL RENT. Tenant shall pay as additional rent its proportional share, as defined below, of all increases in Operating Expenses, as defined below, over Tenant's Base Operating Expense as set forth in Part A of this Lease. "Operating Expenses" shall mean all costs and expenses of every kind and nature paid or incurred by Landlord in operating, managing (including a reasonable fee for managing the Complex), equipping, policing, lighting, repairing, replacing and maintaining the Building, the Complex and all common areas and shall include (but shall not be limited to) water and sewer charges, premiums for liability property damage, fire, workers' compensation, and all other insurance carried by Landlord with respect to the Complex; wages, unemployment taxes, social security taxes, personal property taxes and assessments; but improvements that Landlord is


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

legally required to make, capital improvements, systems upgrades, costs of equipment properly chargeable to a capital account and depreciation shall be excluded.

      Tenant's proportional share of the increase in Operating Expenses set forth in this Paragraph shall be determined in accordance with the formula by which Tenant's proportional share of the increase in real estate taxes is determined above. Tenant's proportional share shall be paid in monthly installments, in the amount estimated by Landlord, on the first day of each and every calendar month, in advance. As soon as practicable after the end of each calendar year during the term hereof, Landlord shall furnish to Tenant a statement in reasonable detail setting forth the computation of such total increase in Operating Expenses; thereupon there shall be a prompt adjustment between Landlord and Tenant. Landlord shall be free to rent all or portions of the Complex.

      7. LATE CHARGES. Tenant hereby acknowledges that the late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain, such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Building. Accordingly, if any installment of rent of any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days of the due date, then, after such notice of delinquency to Tenant and after the passage of ten (10) days in which Tenant may cure such delinquency, said notice and cure not to exceed one time per calendar year, Tenant shall pay to Landlord a late charge equal to Five Percent (5%) of such overdue amount. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenants default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

      8. UTILITIES. Except as specified in Part A, Paragraph 11, Landlord shall pay directly all of Tenant's requirements for utilities, including, but not limited to, gas, steam, water, electricity, oil, and the like, including all utilities necessary for heating and air conditioning the Leased Premises. All such payments made by Landlord directly shall be included as part of Operating Expenses.

      Whether or not Landlord is furnishing electric current to Tenant, if Tenant shall require electric current for use in the Leased Premises in excess of a reasonable quantity as determined by Landlord, then Landlord may, at Landlord's option, but at the sole cost and expense of the Tenant, furnish and install such additional wires, conduits, feeders, switchboards and appurtenances as reasonably may be required to supply such excess requirements of Tenant so long as the same is permitted by applicable laws and insurance regulations and shall not cause permanent damage to the Building or cause dangerous or hazardous condition or interfere with or disturb other tenants or occupants of the Building; or Landlord may require Tenant to cease using such excess current.

      If Landlord is providing electric utilities and fuel, Landlord shall: (a) light passageways and stairways on all "business days" (which term when used in the Lease means Monday through Friday from 8:00 a.m. to 6:00 p.m., and on Saturdays from 8:00 a.m. to 1:00 p.m., except legal holidays), (b) furnish reasonable heat sufficient to maintain the demised premises at a temperature of 68-70 degrees F. or whatever temperatures are permitted or required by Federal, State or Local Laws, ordinances or regulations, whichever is lower, during the normal heating season on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m., except legal holidays.

      Lessor shall, through the air conditioning equipment of the Building, furnish to and distribute in the demised premises air conditioning throughout the year on business days from 8:00 a.m. to 6:00 p.m., and on Saturdays from 8:00 a.m. to 1:00 p.m., except legal holidays when air conditioning may reasonably be required for the comfortable occupancy of the demised premises by Lessee. The air conditioning system shall be capable of providing 85 degrees F. dry bulb and 50% relative humidity, or whatever temperature and humidity specifications are permitted or required by Federal, State or Local Laws, ordinances or regulations, whichever is higher, with outside conditions to 95 degrees F. dry bulb and 75 F. degrees wet bulb.

      Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if quantity, character, or supply of electrical energy is changed or is no longer available suitable for Tenant's requirements.

      9. CONSTRUCTION. Landlord will provide improvements for Tenant as set forth on said Exhibit C which is attached hereto and incorporated herein. Promptly after delivery of the Leased Premises to Tenant, substantially completed as required by the provisions of Exhibit C, Tenant shall equip the Leased Premises with trade fixtures and/or all personal property necessary or proper for the operation of Tenant's business.

      10. USE OF PREMISES. (a) It is understood and agreed by Tenant that the Leased Premises shall be used and occupied by Tenant only for the purposes set forth in Part A of this Lease.

      (b) Tenant further agrees to conform to the following provisions during the entire term of this Lease: (1) No auction, fire or bankruptcy sales may be conducted within the Leased Premises without the prior written consent of the Landlord; (2) Tenant shall not use the hallways, malls or sidewalks adjacent to the Leased Premises for any purpose without the prior written consent of Landlord; (3) Tenant shall keep the display windows, if any, of the Leased Premises clean and shall keep the same electrically lighted during periods of time as such windows throughout the Complex are kept lit; (4) Tenant shall receive and deliver goods and merchandise only in the manner at such time and in such areas as may be designated by the Landlord; (5) All trash, refuse, and the like, shall be kept and disposed of in such reasonable manner as Landlord may designate; (6) Tenant shall not place on the exterior of the Leased Premises or visible from the exterior (including, but without limitation, windows, doors, and entrance lobbies) any signs, blinds or drapes other than those which shall first have been approved by Landlord, including replacements thereof (the signs, blinds and drapes desired by Tenant shall be indicated in Tenant's plans and specifications to be submitted to Landlord for approval ); (7) Tenant shall not perform any act or carry on any practice which may damage the Leased Premises or any part of the Complex, or cause any offensive odors or loud noise (including, but without limitation, the use of loudspeakers or musical instruments), or cause a nuisance or menace to or otherwise disturb any other tenant or other persons in the Complex and (8) Tenant shall not use any portion of the Leased Premises for storage or other services, except in conjunction with its business in the Lease Premises.

      (c) Tenant will observe and comply with the Rules and Regulations set forth in this Lease and such other reasonable Rules and Regulations from time to time promulgated by Landlord for the benefit and prosperity of the Complex, which rules and regulations shall be uniform in promulgation and non-discriminatory enforcement.

      11. ASSIGNMENT - SUBLEASING. Tenant covenants and agrees that it will not assign this Lease or sublet (which term, without limitation, shall include the granting of concessions, licenses, and the like, and also the sale of 51% or more of an equity interest in Tenant, except the sale of an equity interest in Tenant to Guarantor or any entity controlled by Guarantor) the whole or any part of the Leased Premises without in each instance having first received the express written consent of Landlord. Such consent shall not be unreasonably withheld. If Landlord's consent is given, it shall be for assignment or subletting during the main term of the Lease, and not for any period covered by an option to renew (if any) and in any case where Landlord shall consent to such assignment or subletting, Tenant named herein shall remain fully liable for the obligations of Tenant hereunder, including, without limitation, the obligation to pay the rent and other amounts provided under this Lease. Notwithstanding anything herein contained to the contrary the provisions of this Paragraph shall not, however, be applicable to an assignment of this Lease by Tenant or Tenant's parent corporation, if any, provided (and it shall be a condition of the validity of any such assignment) that such affiliate, subsidiary or related company agrees directly with Landlord to be bound by all of the obligations to pay the rent and other amounts provided for under this Lease, and the covenant against further assignment; but such assignment shall not relieve Tenant of any of its obligations hereunder, and Tenant shall remain fully liable therefor.

      12. REPAIR - MAINTENANCE. (a) Landlord agrees to keep in good order, condition, and repair, the roof, foundations and other structural portions of the Leased Premises and any utility system designated as Landlord's responsibility in Part A, to the extent, but only to the extent, originally delivered to Tenant by Landlord excepting any damage thereto caused by any act or the negligence of the Tenant, its employees, invitees, agents, customers, licensees, investors or contractors (for which damage Tenant is liable). This paragraph is not intended to refer to damage by fire or other insured risk to the Leased Premises, provision for which is otherwise made hereunder.

      (b) Except as specifically herein otherwise provided, Tenant agrees that from and after the date that possession of the Leased Premises is delivered to Tenant, and until the end of the term of this Lease, it will keep neat and clean and maintain in good order, condition and repair: all interior nonstructural portions of the Leased Premises and, if designated in Part A, all heating, ventilating and air conditioning systems therein, including all costs of labor and materials in light bulb replacement and also repair and replacement of all accessories in the Leased Premises subject to ordinary wear and tear. Tenant further agrees that the Leased Premises shall be kept in a clean, sanitary and safe condition in accordance with the laws of the state and ordinances of the local municipality, and in accordance with all directions, rules, regulations of the Health Officer, Fire Marshall, Building Inspector, and other proper officers of the governmental agencies having jurisdiction over the Leased Premises.


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

      (c) Tenant shall not make any alterations, renovations, improvements and/or additions to the Leased Premises (except as initially required by the terms of Exhibit C) without first obtaining, in each instance, the written consent of Landlord, which consent Landlord agrees will not be reasonably withheld, upon condition that such alterations shall be made in accordance with all applicable laws and in a good and first-class, workmanlike manner. Any and all alterations, additions, improvements and fixtures which may be made or installed by either Landlord or Tenant upon the Leased Premises and which in any manner are attached to the floors, walls or ceilings (including, without limitation, any carpet or other floor covering of similar character which may be cemented or otherwise adhesively affixed to the floor) shall remain upon the Leased Premises, and at the termination of this Lease shall be surrendered with the Leased Premises as a part thereof without disturbance, molestation or injury. However, other trade fixtures and furniture which may be installed in the Leased Premises prior to or during the term hereof at the cost of tenant may be removed by Tenant from the Leased Premises upon the termination of this Lease if, but only if, tenant is not then in default hereunder. Further, Tenant covenants and agrees, at its own cost and expense, to repair any and all damage to the Leases Premises resulting from or caused to such removal. In no event shall Tenant be entitled to remove any heating, ventilating, or air conditioning equipment, nor shall Tenant be entitled to remove any store front or grate or related opening and closing mechanisms.

      13. INDEMNITY AND PUBLIC LIABILITY INSURANCE.

      (a) Tenant will defend and (except to the extent caused by the negligence of Landlord, its agents, servants, and employees) will indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense, (including, but not limited to, attorneys' fees and disbursements) in connection with the loss of life, personal injury or damage to property or business arising from, related to, or in connection with the occupancy or use by Tenant of the Leased Premises or any part of Landlord's property or the Complex or occasioned wholly or in part by act or omission of Tenant, its contractors, subcontractors, subtenants, licensees, or concessionaires, or its or their respective agents, servants, or employees. The provisions of this paragraph shall survive the termination or earlier expiration of the term of this Lease. Unless and then solely to the extent such damage is caused by the negligent acts or omissions of the Landlord, its agents, servants and employees (in which instance Landlord will indemnify and hold Tenant harmless from and against losses incurred by Tenant), neither Landlord, its agents, servants, employees nor contractors shall be liable for, and Tenant hereby releases them from all claims for, loss of life, personal injury or damage to property of business sustained by Tenant or any person claiming through Tenant resulting from any fire, accident, occurrence or condition in or upon the Complex or any part thereof (including, without limitation, the Leased Premises), including, but not limited to, such claims for loss of life, personal injury or damage resulting from (a) any defect in or failure of plumbing, heating or air conditioning equipment, electrical wiring or installation thereof, water pipes, stairs, railings or walks; (2) any equipment or appurtenances being out to repair; (3) the bursting, leaking or running of any tank washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about the Complex- (4) the backing up of any sewer pipe; (5) the escape of steam or hot water; (6) water, snow or ice being upon or coming through the roof or any other place upon or near the Leased Premises or the building of which the same is a part; (7) the failing of any fixture, plaster or stucco; (8) broken glass; (9) any act or omission of any tenants or other


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

occupants of the Complex; and (10) any act or omission of Landlord, its agents, servants, and employees whether occurring on, prior to, or subsequent to the date of this Lease.

      (b) Tenant agrees to maintain in full force during the term hereof a policy of public liability and property damage insurance under which Landlord and Tenant are named as insureds, and under which the insureds agree to indemnify and hold Landlord and those in privity of estate with Landlord harmless from and against all costs, expense and/or liability arising out of or based upon any and all claims, accidents, injuries, and damages mentioned in subparagraph (a) of this paragraph and for which Tenant is responsible. Each such policy shall be non-cancellable with respect to Landlord without thirty
(30) days' prior written notice to Landlord, and a duplicate original or certificate thereof shall be delivered to Landlord. Unless higher minimum limits are set forth in Part A of this Lease, the minimum limits of liability of such insurance shall be One Million Dollars ($1,000,000) for injury (or death) to any one person, and Two Million Dollars ($2,000,000) for injury (or death) to more than one person, and Two Hundred Fifty Thousand Dollars ($250,000) with respect to damage to property.

      (c) Tenant agrees to use and occupy the Leased Premises and to use such other portions of the Complex as it is herein given the right to use at its own risk; and that Landlord shall have no responsibility or liability for any loss of or damage to fixtures or other personal property of Tenant. The provisions of this paragraph shall apply during the whole of the term hereof, and in this event of permission given to Tenant to install fixtures prior to the commencement of the term shall also apply at all times prior to the commencement of the term.

      14. LANDLORD'S ACCESS TO PREMISES. (a) Landlord may at all reasonable times during the term of this Lease, and upon 24 hours written or telephonic notice, enter to inspect the Leased Premises and/or may show the Leased Premises to others. At any time within one (1) year immediately preceding the expiration of the term of this Lease, Landlord shall have the right to display on the exterior of the Leases Premises (but not so as to unreasonably obstruct the view thereof for access thereto) the customary "For Rent" sign and during all parts thereof to prospective tenants between the hours of 9:00 A.M. and 5:00 P.M. on any business day. Landlord also reserves the right, after notice of intention to so enter (except that in the event of any emergency, no notice shall be required), to enter the Leased Premises at any time and from time to time make such repairs, additions, or alterations as it may deem necessary for the safety, improvement, or preservation thereof, or of the building in which the Leased Premises is contained, but Landlord assumes no obligation to do so, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord shall in no event be liable for any inconvenience, disturbance, loss of business or other damage to Tenant by reason of the performance by Landlord of any work in, upon, above or under the Leased Premises. If Tenant shall have vacated or deserted the Leased Premises, or in the event of any emergency, or if in any other instance after Landlord has given notice of Landlord's intention to enter Tenant or Tenant's employees shall not be personally present to permit entry into the Leased Premises, then in any such event, Landlord or its agents or employees may enter the same by the use of force or otherwise without rendering Landlord liable therefor, and without in any manner affecting Tenant's obligations under this Lease. The exercise of any such reserved right by Landlord shall not be deemed an eviction or disturbance of Tenant's use and possession of the Lease Premises and shall not render Landlord liable in any


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

manner to Tenant or to any other person, nor shall the same-constitute any ground, for an abatement of any rent hereunder.

      15. INSURANCE. (a) Tenant agrees that it shall keep its property, including, but not limited to, leasehold improvements, fixtures, merchandise and equipment insured against loss or damage by fire or other casualty with the usual extended coverage endorsement. It is understood and agreed that Tenant assumes all risk of damage to its own property arising from any cause whatsoever (except damage caused by Landlord's negligence) including, without limitation, loss by theft or otherwise.

      (b) Insofar as and to the extent that the following provisions may be effective without invalidating or making it impossible to secure insurance coverage obtainable from responsible insurance companies doing business in the state (even though an extra premium may result therefrom) Tenant agrees, to the extent of the insurance coverage only (excepting, however, the deductible on said policy or policies up to an amount of $1,000) that, with respect to any property loss suffered by Tenant, except for any such loss which was caused by Landlord's negligence, Tenant releases Landlord of and from any and all claims with respect to such loss; and Tenant further agrees that its insurance companies shall have no right of subrogation against the Landlord on account thereof.

      (c) Tenant covenants and agrees that it will not do or permit anything to be done in or upon the Leased Premises or bring in anything or keep anything therein, which shall increase the rate of insurance on the Complex above, as the case may be, the standard rate on a shopping center or office building with a store or office with the uses referenced in this Lease; and Tenant further agrees that, in the event it shall do any of the foregoing, it will promptly pay to Landlord on demand any such increase resulting therefrom which shall be due and payable as additional rent hereunder.

      16. TOTAL OR PARTIAL DESTRUCTION. (a) If the Leased Premises are damaged by elements or fire or other casualty not due to Tenant's negligence, Landlord shall repair the damage, but rent shall not be abated unless the premises are thereby rendered untenantable in whole or part; if rendered untenantable in part, rent shall be abated in proportion to the part rendered untenantable; if rendered wholly untenantable, the entire rent shall be abated. If Landlord's repairs shall not cause the Leased Premises to be rendered tenantable within sixty (60) days of the date of such occurrence, Tenant shall have the right to terminate this Lease as of the date of the occurrence, by written notice to Landlord within sixty (60) days thereafter and in such case the rent shall be adjusted as of the termination date. In the event that the Leased Premises are rendered wholly untenantable, Landlord shall have the right to terminate this Lease as of the date of the occurrence, by written notice to Tenant within sixty
(60) days thereafter and in such case the rent shall be adjusted as of the termination date, and Landlord need not repair or restore the premises.

      (b) If the Building shall be substantially damaged by the elements, fire, or other casualty in a manner so as to substantially affect the use of or access to the Leased Premises, both Landlord and Tenant shall have the right by written notice to the other party within sixty (60) days after said occurrence, to terminate this Lease (unless terminated pursuant to the above paragraph) and in such event this Lease shall end as of the date of such notice and the rent shall be adjusted accordingly.

      17. EMINENT DOMAIN. If all or any material portion of the Leased Premises shall be taken by condemnation or right of eminent domain, or if access to the Leased Premises shall be materially restricted thereby, either party, upon written notice to the other, shall be entitled to terminate this Lease, provided that such notice is given not later than thirty (30) days after Tenant has been deprived of possession. Should any part of the Leased Premises, or access thereto, be so taken or condemned, then Landlord may, and if the remaining portion of the Leased Premises is not reasonably sufficient for Tenant to conduct its business, in Tenant's reasonable discretion, then it also may terminate this Lease in the manner described above. If this Lease is not terminated, Landlord covenants and agrees promptly after such taking or condemnation, and the determination of Landlord's award therein, to expend so much as may be necessary of the net amount which may be awarded to Landlord in such condemnation proceedings in restoring the Leased Premises to an architectural unit as nearly like their condition prior to such takings as shall be practicable. Should the net amount so awarded to Landlord be insufficient to cover the cost of restoring the Leased Premises as estimated by Landlord, Landlord may, but shall not be obligated to, supply the amount of such insufficiency and restore the Leased Premises as above provided, with all reasonable diligence, or terminate this Lease. Where Tenant has not already exercised any right of termination accorded to it under the foregoing portion of this paragraph, Landlord shall notify Tenant of Landlord's election not later than ninety (90) days after the final determination of the amount of the award.

      (b) Out of any award for any taking of the Leased Premises, in condemnation proceedings or by right of eminent domain, Landlord shall be entitled to receive and retain the amounts awarded for the Leased Premises and for Landlord's business loss. Tenant shall only be entitled to receive and retain any amounts which may be specifically awarded to it in any such condemnation proceedings, because of the taking of its trade fixtures, furniture or furnishings or for any necessary moving expense incidental thereto.

      (c) In the event of any such taking of the Leased Premises, rent or a fair and just proportion thereof, according to the nature and extent of the damage sustained shall be suspended and abated.

      18. LANDLORD'S REMEDIES.

      (a) It is covenanted and agreed that if Tenant shall neglect or fail to perform or observe any of the covenants, terms, provisions or conditions contained in this Lease and on its part to be performed or observed within thirty (30) days after written notice of default (except for payment of Base Rent or other charges, in which case there shall be no notice of default required or cure period allowed), or if the state hereby created shall be taken on execution or by other process of law, of if Tenant shall be judicially declared bankrupt or insolvent according to law, or if any assignment shall be made of the property of Tenant for the benefit of creditors, or if a receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer shall be appointed to take charge of all or any substantial part of Tenant's property by a court of competent jurisdiction, or if a petition shall be filed for the reorganization of Tenant under any provisions of the Federal Bankruptcy Code now or hereafter enacted, and such proceeding is not dismissed within sixty (60) days after it is begun, or if Tenant shall file a petition for such reorganization, arrangement under any provisions of the Federal Bankruptcy Code now or hereafter enacted and providing a plan for a debtor to settle, satisfy or extend the time for the payment of debts then, and in any said cases (notwithstanding any license of any former breach of covenant or waiver of the benefit hereof or consent in a former instance), Landlord lawfully may, immediately or at any time thereafter, and without demand or notice, enter into and upon the Leased Premises or any part thereof in the name of the whole and repossess the same as of its former estate, and expel Tenant and those claiming through or under it and remove it or their effects, (forcibly, if necessary) without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant, and upon entry as aforesaid, this Lease shall terminate; and Tenant covenants and agrees, notwithstanding any entry or reentry by Landlord, whether by summary proceedings, termination, or otherwise that Tenant shall, as of the date of such termination, immediately be liable for and pay to Landlord the entire unpaid rental and all other balances due under this Lease for the remainder of the term.

      (b) Landlord shall in no event be in default in the performance of any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days of such additional time as is reasonably required to correct any such default after written notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation. Notwithstanding the above, however, Landlord agrees to expedite its response in emergency situations.

      19. COVENANT OF QUIET ENJOYMENT. Tenant, subject to the terms and provisions of this Lease on payment of the rent and observing, keeping and performing all of the terms and provisions of this Lease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Leased Premises during the term without hindrance or ejection by any person lawfully claiming under Landlord; but it is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord only with respect to breaches occurring during Landlord's period of interest hereunder. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might not otherwise have to obtain injunctive relief against Landlord or Landlords' successors in interest, or any other action not involving the personal liability of Landlord or anyone claiming under Landlord, to respond in monetary damage from their assets other than their interest in the Complex. It is further understood and agreed that with respect to any services to be furnished by Landlord to Tenant, Landlord shall in no event be liable for failure to furnish the same when prevented from so doing by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability after the exercise of reasonable diligence to obtain supplies, parts, or employees necessary to furnish such services, or because of war or other emergency, or for any cause beyond Landlord's reasonable control, or for any cause due to any act or neglect of Tenant or its servants, agents, employees, licensees, or any person claiming by, through or under Tenant, or any termination for any reason of Landlord's occupancy of the Complex from which the service is being supplied by Landlord, and in no event shall Landlord ever be liable to Tenant for any indirect or consequential damages.

      20. ESTOPPEL CERTIFICATE - SUBORDINATION - ATTORNMENT - MORTGAGE. (a) At any time, and from time to time, upon the written request of Landlord or any mortgagee, Tenant, within twenty (20) days of the date of such written request, agrees to execute and deliver to Landlord, and/or mortgagee, without charge and in a form reasonably satisfactory to Landlord, Tenant, and/or mortgagee, a written statement: (i) ratifying this Lease; (ii) confirming the commencement and expiration date of the term of this Lease; (iii) certifying that Tenant is in occupancy of the Leased Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated and agreeing not to amend, modify or cancel this Lease without mortgagee's written consent; (iv) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (v) certifying that Landlord is not in default under the Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating the defaults and/or defenses claimed by Tenants; (vi) reciting the amount of the advance rent, if any, paid by Tenant and the date to which such rent has been paid and agrees not to prepay rent more than ten (10) days in advance; (vii) any other information which Landlord or the mortgagee reasonably shall require. The failure of Tenant to execute, acknowledge and deliver to Landlord and/or any mortgagee a statement in accordance with the provision of this paragraph within the period set forth shall constitute an acknowledgment by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Leased Premises or the Complex that this Lease has not been assigned, amended, changed, or modified, is in full force and effect and that the Base Rent, Tenant's share of increases in Operating Expenses and Taxes, utility charges, and Percentage Rent, where applicable, have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and shall constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses or offsets against the enforcement of this Lease by Landlord which may exist prior to the date of the written request, and Landlord, at its option, may treat such failure as an event of default.

      (b) Tenant agrees that, except as hereinafter provided, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any mortgage, leases of Landlord's property (in sale-leaseback) pursuant to which Landlord has or shall retain the right of possession of the Leased premises or security instruments (collectively called "Mortgage") that now exist, or any hereafter be placed upon the Leased Premises or the Complex or any part thereof and to all advances made or to be made thereunder and to the interest thereon, and all renewals, replacements, modifications, consolidations, or extensions thereof; that if the holder of any such Mortgage ("Mortgagee") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such Mortgagee or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and that the aforesaid provisions shall be self-operative and no further instrument or document shall be necessary unless required by any such Mortgagee or purchaser. Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by execution of a written document subordinating such Mortgage to this Lease to the extent set forth therein, and thereupon this Lease shall be deemed prior to such Mortgage to the extent set forth in such written document without regard to their respective dates of execution, delivery and/or recording and that event, to the extent set forth in such written document such Mortgagee shall have the same rights with respect to this Lease as though this Lease has been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Mortgage and as though this Lease had been assigned to such Mortgagee. Should Landlord or any Mortgagee or purchaser desire confirmation of either subordination or such attornment, as the case may be, Tenant, upon reasonable written request, and from time to time, will execute and deliver without charge and in form satisfactory to Landlord, the Mortgagee or the purchaser all instruments and/or documents that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form. In the event Tenant unreasonably fails to execute and deliver the instruments and documents as provided for in this paragraph within the time period set forth, Landlord may treat such failure as an event of default. Tenant shall immediately advise Landlord in writing if it deems any request of Landlord or Landlord's Mortgagee to be unreasonable. In the event that, prior to the commencement of the Lease term, any proposed institutional holder of a first mortgage on the Leased Premises or the Building shall demand that this Lease be modified or amended in any respects (except for those provisions relating to the rental, Lease term or size of the Leased Premises), and in the event that Tenant shall fail to so modify or amend this Lease within fifteen (15) days after such demand, the Landlord may at any time within thirty (30) days thereafter terminate this Lease by written notice to the Tenant.

      21. SECURITY DEPOSIT. N/A.

      22. ASSIGNMENT OF RENTS. With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage on the Leased Premises, Tenant agrees that the execution thereof by Landlord, and the acceptance thereof by such holder, shall never by deemed an assumption by such holder of any of the obligations of Landlord hereunder, unless such holder shall, by written notice sent to Tenant, specifically otherwise elect.

      23. MECHANIC'S LIENS. Tenant agrees to immediately take steps to discharge (either by payment or by filing of the necessary bond, or otherwise) any mechanic's lien, materialmen's lien, and in any event to discharge any lien within ten (10) days against the Leased Premises and/or Landlord's interest therein, which liens may arise out of any payment due for or purported to be due for, any labor, services, materials, supplies, or equipment alleged to have been furnished to or for Tenant in, upon, or about the Leased Premises.

      24. REAL ESTATE BROKER. Tenant and Landlord warrant and represent to each other that neither has dealt with a real estate broker in connection with the consummation of this Lease other than any broker specified in Part A of this Lease, and in the event of any brokerage claims against Landlord or Tenant predicated upon dealing with the other, Tenant and Landlord agree to defend the same and indemnify the other against any claim other than a claim by any specified broker.

      25. NOTICES. Whenever by the terms of this Lease notice, demand, or other communication shall or may be given either to Landlord or to Tenant, the same shall be in writing and shall be sent by registered or certified mail, postage prepaid, to the respective addresses of Landlord and Tenant indicated in Part A of this lease.

      After receiving written notice from any person, firm, or other entity, stating that it holds a mortgage on the Complex, Tenant shall, so long as such mortgage is outstanding, be required to give such holder the same notices as are required to be given to Landlord under the terms of this Lease, but such notices may be given by Tenant to Landlord and such holder concurrently. It is further agreed that such holder shall have the same opportunity to cure any default, and the same time within which to effect such curing, as is available to Landlord; and, if necessary to cure such a default, such holder shall have access to the Complex.

      All notices shall be deemed effective when mailed.

      26. MISCELLANEOUS PROVISIONS. (a) Waiver. Failure on the part of Landlord or Tenant to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be deemed to be a waiver by Landlord or Tenant of any of either's rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and that a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring Landlord's or Tenant's consent or approval shall not be deemed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of any subsequent similar act by the other. No payment by either party, or acceptance by the other, of a less amount than shall be due from one to the other shall be treated otherwise than as a payment on account. The acceptance by either Landlord or Tenant of a check for a lesser amount with an endorsement or statement thereon, upon any letter accompanying such check, that such lesser amount is payment in full, shall be no effect, and Landlord or Tenant may accept such check without prejudice to any other rights or remedies which Landlord or Tenant may have against the other.

      (b) Invalidity of Particular Provisions. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstance other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

      (c) Governing Law. This Lease shall be governed exclusively by the provisions hereof and by the laws of the state in which the Building is located.

      (d) Recording. Tenant agrees not to record this Lease, but each party hereto agrees, on request of the other, to execute a Memorandum of Lease in recordable form and satisfactory to Landlord's attorney. In no event shall such memorandum set forth the rental or other charges payable by Tenant under this Lease any such memorandum shall expressly state that it is executed pursuant to the provision contained in this Lease, and is not intended to vary the terms and conditions hereof.

      (e) Paragraph Headings. The paragraph headings throughout this instrument are meant for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of the provisions of this Lease.

      (f) Tenant Defined - Use of Pronoun. The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural number where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individual, males or females, shall in all instances be assumed as though in each case fully expressed.

      (g) Additional Rights. In the event it shall become necessary for Landlord to bring suit in order to collect the rent aforesaid or for either party or to enforce any other provision of this Lease on the part of the other to be performed, such party (upon obtaining a court judgement from a court of competent jurisdiction) shall be entitled to collect reasonable legal fees from the other in connection with the aforesaid enforcement proceedings.

      (h) Performance of Tenant's Covenants. Landlord and Tenant covenant and agree that each will perform all agreements and observe all covenants herein expressed on its part to be performed and observed and that each will promptly comply with such notices from the other. If Tenant shall not comply with any such notice to the satisfaction of Landlord prior to the date on which such noncompliance would constitute an event of default, in addition to, and not in lieu or limitation of any other remedy which may have pursuant to this Lease, at law or in equity, Landlord may, but shall not be obligated to, enter upon the Lease Premises and do the things specified in said notice. Landlord shall have no liability to Tenant for any loss or demand, as additional rent, any expense incurred by Landlord in taking such action. Notwithstanding the foregoing, Landlord's performance of any or all of Tenant's covenants shall not release Tenant from liability for nonperformance.

      (i) Interpretation. Whenever in this Lease provision is made for the doing of any act by any party, it is understood and agreed that said act shall be done by such party at its own cost and expense, unless a contrary intent is expressed.

      27. EFFECTIVENESS OF LEASE, ETC. This Lease and any amendment, modification or waiver of the provisions hereof shall not be binding upon or effective with respect to Landlord until the same is executed by (1) one of the President, Vice President, or the Controller of the Landlord, and (2) Landlord's Mortgagee if Landlord's Mortgagee so requires. All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated herein. No act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof. All rights, obligations and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, trustees, receivers, legal representatives, successors and assigns of the said parties, and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee, legal representative, trustee, receiver, legatee or other personal representative or Tenant unless the assignment to such party has been approved by Landlord in writing as provided in this Lease.

      28. RULES AND REGULATIONS. (a) The sidewalk, entrances, passages, courts, vestibules, corridors, or halls shall not be obstructed or encumbered by any Tenant.

      (b) No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Leased Premises, without prior written consent of the Landlord.

      (c) The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

      (d) No show cases, sales tables, merchandise displays, signs, or other articles shall be put in front of or affixed to any part of the exterior of the building, not placed in the halls, common passageways, corridors, or vestibules without the prior written consent of the Landlord.

      (e) The water and wash closets and other plumbing fixtures, if any, shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees shall have caused the same.

      (f) No Tenant shall mark, paint, drill into, or in any way deface any part of the Leased Premises or the Building of which they form a part. Except for the placement of normal wall hangings, no boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may direct.

      (g) No Tenant, nor any of Tenant's servants, employees, agents, visitors, licensees, shall at any time bring or keep upon the Leased Premises any inflammable, combustible or explosive fluid, chemical, or substance.

      (h) In the event of any emergency, as deemed by the Landlord in its reasonable discretion, Landlord, its agents, servants or employees may break into the Leased Premises, using such force as is deemed necessary, and the Tenant shall, at its sole cost and expense, restore the Leased Premises to the condition it was prior to such emergency action. Further, Tenant will indemnify and hold Landlord harmless from any claim, action, cause of action or suit (including Landlord's reasonable attorney's fees) and costs against Landlord arising from any claimed loss by any person or party in whole or in part, as a result of Landlord's break into the Leased Premises. Each Tenant must, upon the termination of this tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay to the Landlord the cost thereof, and in the event safes, closets or other lockable permanent fixtures are installed in the premises, give all keys or combinations thereof to the Landlord.

      (i) Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for retail sales or office space as the case may be, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

      (j) The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

      (k) Requests of each Tenant will be attended to only upon written application to the Landlord or its agent. Landlord's employees shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of the Landlord of its agent.

      (l) Canvassing, soliciting, and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

      (m) There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires.

      (n) Landlord shall not be responsible to Tenant hereunder for the nonobservance or violation of any of these Rules and Regulations by any other Tenants.

      (o) Tenant shall not place a load upon any floor of the premises exceeding the floor load capacity per square foot of area which such floor was designed to carry and which is allowed by law. Proper placement of all such loads in the premises shall be Tenant's responsibility. Landlord reserves the right to prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in setting sufficient in Landlord's judgement to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter, or fixtures into or out of the Building without Landlord's prior written consent. If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding an appropriate license to do said work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant and Tenant will defend, indemnify, and save Landlord harmless against and from any liability, loss, injury claim or suit resulting directly or indirectly from such moving.

      29. CONFIDENTIALITY OF LEASE. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord and Tenant. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate other Leases with respect to the building and impair Landlord's relationship with other tenants of the building. Except as required by law or by regulatory agencies having jurisdiction over Tenant, Tenant agrees that it, and its partner, officers, directors, employees and attorneys shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of Landlord.

      30. SURRENDER OF PREMISES. Tenant agrees that on the last day of the term of this Lease, or in the event this lease is otherwise terminated, on such termination date, it will peaceably and quietly leave and surrender the entire Premises in as good condition as on the first day of the term of this Lease, ordinary wear and tear excepted.

      If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only, at 150% of the annual rent in effect upon the date of such expiration and otherwise upon the terms, covenants and conditions herein specified so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute an acceptance of Tenant's holdover hereunder or result in renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's right of re-entry, or ejectment, of unlawful detainer, of damages, and other rights of Landlord hereunder or as otherwise provided by law.

      WITNESS the execution hereof by the parties hereto duly authorized, under seal, in any number of counterpart copies, each of which counterpart copies shall be deemed an original for all purposes, as of the day and year first above written.

WITNESS:                                  LANDLORD:  Executive Tower, Inc.

By: /s/ Marti Fruel                       By: /s/ [signature illegible]
    -------------------------------           ----------------------------------

Name: Marti Fruel                         Title: President
      -----------------------------              -------------------------------

                                          TENANT: Critical Care Systems, Inc.

By: /s/ Robin Miner                       By: /s/ Paul F. McConnell
    -------------------------------           ----------------------------------

Name: Robin Miner                         Title: Vice President
      -----------------------------              -------------------------------

                                    GUARANTY

      For value receive, and in consideration for, and as an inducement to Landlord to enter into this Lease with Tenant, the undersigned does (do) hereby (jointly and severally) unconditionally guarantee to Landlord the complete and due performance of each and every agreement, covenant, term and condition of the Lease to be performed by Tenant, including, without limitation, the payment of all sums of money stated in the Lease to be payable by Tenant.

                                             Critical Care of America, Inc.

Date: 6-10-91                                /s/ Russ Fichera
      -------                                -----------------------------------
                                             Guarantor

Witness: /s/ Robin Miner                     50 Washington Street
         ----------------------------        Westborough, MA 01581
                                             -----------------------------------
                                             Address
Date:
      ----------------------                 -----------------------------------
                                             Guarantor
Witness:
         ----------------------------        -----------------------------------
                                             Address

                                   EXHIBIT "A"

                          [FLOOR PLAN OF LEASED SPACE]

                                     RIDER A

If Landlord's repairs shall not cause the Leased Premises to be rendered tenantable within sixty (60) days of the date of such occurrence, Tenant shall have the right to terminate this Lease as of the date of the occurrence, by written notice to Landlord within sixty (60) days thereafter and in such case the rent shall be adjusted as of the termination date. In the event that the Leased Premises are rendered wholly untenantable,

                                   EXHIBIT "C"

                             PLAN OF LANDLORD'S WORK

See Exhibit "A" and Executive Tower/Critical Care Plans drawn by Stibbler Associates, Inc. identified as:

      ID1-1 - Partition Plan
      ID1-2 - Finisher Plan
      ID1-3 - Reflective Ceiling Plan
      ID1-4 - Elevations

which are part of this Exhibit "C"

                                   EXHIBIT "D"

                              PLAN OF TENANT'S WORK

                                      N/A.

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                                  EXHIBIT "A1"

                                  FIRST REFUSAL

      Until six months prior to the expiration of this Lease or any extension negotiated via this Exhibit "Al", Tenant shall have a right of First Refusal on the space shaded in green on EXHIBIT "A" of this Lease under the following terms and conditions:

      1. Landlord or its Agent will notify Tenant in writing that a prospective tenant desires to rent said space in writing to Tenant's local manager.

      2. Tenant shall have five (5) business days after being notified as specified in paragraph 1 above, to notify Landlord or its Agent if it desires to exercise its Right of First Refusal, or Landlord will be free to rent the space to its prospective tenant.

      3. If Tenant exercises this right of First Refusal, the term of the space will run concurrently with the term of the Leased Premises. The rent will be according to the lease year exercised according to the table of rates listed below:

            Year 1:      $12.00 per rentable sf
            Year 2:      $12.60 per rentable sf
            Year 3:      $13.23 per rentable sf
            Year 4:      $13.89 per rentable sf
            Year 5:      $14.59 per rentable sf

      4. If any additional space is taken after the third lease year, Landlord and Tenant will negotiate a lease extension so that there will remain a minimum of 3 years left on the Lease Term.

      5. Landlord will fit-up the additional space at its expense using the same fit-up specifications used for the original "Premises."

                                  EXHIBIT "A3"

                                    Free Rent

Tenant will be granted two months free rent, months one and two of the first lease year of this Lease.


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                                  EXHIBIT "A2"

                               Option to Terminate

Tenant shall have a one time right to terminate this Lease.

If Tenant exercises this option, it will give Landlord 90 days notice prior to the end of the 3rd lease year.

Landlord will then bill Tenant its unamortized fit-up costs including the fit-up cost of any additional space taken by Tenant which amount Tenant will pay to Landlord within 30 days.

Landlord will also bill Tenant for one month current rental cost in addition which Tenant will pay to Landlord within 30 days.

                                  EXHIBIT "A4"

                                   HVAC Credit

Throughout the term of this Lease Landlord will credit Tenant with $.50 per square foot leased, including space leased pursuant to any options or extensions of this Lease) per period billed during each year. Example of billing/credit below:

           Electricity xx/xx/91 through xx/xx/91   =    $xx
           Credit Per Lease Agreement ($.50 PSF)   =    (xx)
           Net Due for Electricity for Period      =    $xx


                                      -28-